Exhibit 10.2

Exchange Agreement
December [●], 2023
Helix Energy Solutions Group, Inc.

6.75% Convertible Senior Notes due 2026

The entity listed under “UNDERSIGNED” on the signature page hereto (the “Undersigned”), for itself and on behalf of the beneficial owners listed on Exhibit A hereto (“Accounts”) for whom the Undersigned holds contractual and investment authority (each, including the Undersigned if it is a party exchanging Notes (as defined below) hereunder, an “Exchanging Investor”), hereby agrees to exchange, with Helix Energy Solutions Group, Inc., a Minnesota corporation (the “Company”), certain 6.75% Convertible Senior Notes due 2026, CUSIP 42330P AK3 (the “Notes”) for the Exchange Consideration (as defined below) pursuant to this exchange agreement (the “Agreement”).  The Investor acknowledges and understands that the exchange (the “Exchange”) is being made without registration of the offer or sale of the Shares (as defined below) under the Securities Act of 1933, as amended (the “Securities Act”), or any securities laws of any state of the United States or of any other jurisdiction pursuant to a private placement exemption from registration under Section 4(a)(2) of the Securities Act and that each Exchanging Investor participating in the Exchange is required to be an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is also a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act. Capitalized terms used but not defined in this Exchange Agreement have the respective meanings set forth in the indenture, dated as of August 14, 2020 (the “Base Indenture”), between the Company and the Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the first supplemental indenture with respect to the Notes, dated as of August 14, 2020, between the Company and the Trustee (the “First Supplemental Indenture”).  References to the “Indenture” mean the Base Indenture as supplemented by the First Supplemental Indenture.

On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Undersigned hereby agrees to exchange, and to cause each other Exchanging Investors, if any, to exchange, an aggregate principal amount of the Notes set forth opposite its name on Exhibit A hereto (the “Exchanged Notes”) free and clear of any Liens (as defined below) (together with any documents of conveyance or transfer that the Company may deem necessary or desirable to transfer to and confirm in the Company all right, title and interest in and to the Exchanged Notes free and clear of any Liens) in exchange for:

(a)        An amount of cash, rounded up to the nearest cent, determined pursuant to the formula on Exhibit A hereto (the “Cash Consideration”); and

(b)          A number of shares of the Company’s Common Stock, no par value per share (the “Common Stock”), as set forth opposite its name on Exhibit A hereto (the “Shares” and, together with the Cash Consideration, the “Exchange Consideration”).

Each of the Company, the Undersigned and each Exchanging Investor agrees that no Exchanging Investor shall deliver a Conversion Notice with respect to any Exchanged Notes and each Exchanging Investor shall hold the Exchanged Notes until the Closing (as defined below). In consideration for the performance of its obligations hereunder (including as described in the immediately preceding sentence), the Company agrees to deliver the Exchange Consideration on the Closing Date to each Exchanging Investor in exchange for the applicable principal amount of Exchanged Notes as set forth on Exhibit A.

The Exchange shall occur in accordance with the procedures set forth in Exhibit B hereto (the “Exchange Procedures”); provided that each of the Company, the Undersigned and the Exchanging Investors acknowledge that the delivery of the Shares to any Exchanging Investor may be delayed due to procedures and mechanics within the system of Equiniti Trust Company (the “Transfer Agent”), The Depositary Trust Company (“DTC”) or the New York Stock Exchange (the “NYSE”) (including the procedures and mechanics regarding the listing of the Shares on the NYSE) or other events beyond the Company’s control and that any such a delay shall not be a default under this Agreement so long as (i) the Company is using its commercially reasonable efforts to effect such delivery, or (ii) such delay arises due to a failure by an Exchanging Investor to deliver settlement instructions or other information reasonably requested by the Company, the Transfer Agent, DTC, the NYSE or any regulatory authority; provided, further, that no delivery of Shares will be made until the Exchanged Notes have been properly submitted for exchange in accordance with the Exchange Procedures and no accrued interest will be payable by reason of any delay in making such delivery.

The closing of the Exchange (the “Closing”) shall take place remotely via the exchange of documents and signatures at 10:00 a.m., New York City time, on the [●] Trading Day following the date hereof (the “Closing Date”), or at such other time and place as the Company and the Undersigned may mutually agree in writing. All questions as to the form of all documents and the validity and acceptance of the Exchanged Notes and the Exchange Consideration will be determined by the Company, in its sole discretion, which determination shall be final and binding.  Subject to the terms and conditions of this Agreement, the Undersigned hereby, for itself and on behalf of the Exchanging Investors, effective as of the Closing, (a) waives any and all other rights with respect to such Exchanged Notes other than the right to receive the Exchange Consideration and (b) releases and discharges the Company from any and all claims the undersigned and the Exchanging Investors may now have, or may have in the future, arising out of, or related to, such Exchanged Notes.

2.          Representations and Warranties and Covenants of the Company. As of the date hereof and the Closing Date, the Company represents and warrants to, and covenants with, the Exchanging Investors, and all such covenants, representations and warranties shall survive the Closing, that:

(a)          The Company is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of organization, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby. No material consent, approval, order or authorization of, or material registration or declaration with, any governmental entity is required on the part of the Company in connection with the execution, delivery and performance by it of this Agreement and the consummation by the Company of the transactions contemplated hereby, except as may be required under any state or federal securities laws or that may be obtained after the Closing without penalty or such that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the financial position or results of operations of the Company and its subsidiaries, taken as a whole.

(b)          This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). Assuming the truth and accuracy of the representations and warranties and compliance with the covenants of the Investor and Exchanging Investors herein, this Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (a) the certificate of incorporation, bylaws or other organizational documents of the Company, (b) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (c) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company, except in the case of clauses (b) or (c), where such violations, conflicts, breaches or defaults would not affect the Company’s ability to consummate the transactions contemplated hereby.

(c)          When delivered to the applicable Exchanging Investor pursuant to the Exchange in accordance with the terms of this Agreement, the Shares will (i) be validly issued, fully paid and non-assessable, (ii) be free and clear of any Liens (as defined in Section 3(c) below), option, equity or other adverse claim thereto, including claims or rights under any voting trust agreements, shareholder agreements or other agreements, and (iii) will not be subject to any preemptive, participation, rights of first refusal or other similar rights (other than any such rights that will be waived prior to the Closing). Assuming the truth and accuracy of the representations and warranties and compliance with the covenants of the Investor and each Exchanging Investor herein, the Shares (A) will be issued in the Exchange exempt from the registration requirements of the Securities Act pursuant to 4(a)(2) of the Securities Act, (B) will be issued in CUSIP No. 42330P107, and (C) will be free of any restrictive legend and any restrictions on resale on the Closing Date by such Exchanging Investor pursuant to Rule 144 promulgated under the Securities Act.

(d)          At the Closing, the Shares shall have been approved for listing on the NYSE.

(e)          For the prior twelve months,, the Company has timely filed all reports required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable (other than Form 8-K reports), and every required interactive data file required to be submitted to the SEC.

(f)          At or prior to 9:00 a.m., New York City time, on the first business day after the date hereof, the Company shall file with the Commission a current report on Form 8-K announcing the Exchange, which current report the Company acknowledges and agrees will disclose all confidential information (as described in the Wall Cross Email) to the extent the Company believes such confidential information constitutes material non-public information, if any, with respect to the Exchange or otherwise communicated by the Company to the Investor in connection with the Exchange.

(g)          There is no action, lawsuit, arbitration, claim or proceeding pending or, to the knowledge of the Company, threatened, against the Company that would reasonably be expected to impede the consummation of the Exchange.

(h)          No statement or printer material which is contrary to the publicly available filings and submissions made by the Company with the SEC under the Exchange Act, or any other documents and agreements used in connection with the Exchange has been made or given to the Investor by or on behalf of the Company.

(i)          The Company agrees that it shall, upon request, execute and deliver any additional documents deemed by the Investor to be reasonably necessary to complete the Exchange.

3.          Representations and Warranties and Covenants of the Investor. As of the date hereof and the Closing Date (except as otherwise set forth below), the Investor hereby, for itself and on behalf of the Exchanging Investors, represents and warrants to, and covenants with, the Company that:

(a)          The Undersigned and each Exchanging Investor is a corporation, limited partnership, limited liability company or other entity, as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. If the Undersigned is executing this Agreement on behalf of Accounts, (i) the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and, bind, each Account, and (ii) Exhibit A attached to this Exchange Agreement contains a true, correct and complete list of (A) the name of each Account and (B) the principal amount of each Account’s Exchanged Notes, as applicable.

(b)          The Undersigned has all requisite corporate (or other applicable entity) power and authority to execute and deliver this Agreement for itself and on behalf of the Exchanging Investors. Each of the Undersigned, on behalf of itself and each Exchanging Investor, and each Exchanging Investor has all requisite corporate (or other applicable entity) power and authority to carry out and perform its obligations under the terms hereof and the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Undersigned and constitutes the legal, valid and binding obligation of the Undersigned and each Exchanging Investor, enforceable in accordance with its terms, subject to the Enforceability Exceptions.

(c)          Each of the Exchanging Investors is the sole legal and beneficial owner of the Exchanged Notes set forth opposite its name on Exhibit A attached to the Agreement.  When the Exchanged Notes are exchanged, the Company will acquire good, valid and marketable title thereto, free and clear of all liens, mortgages, pledges, security interests, restrictions, title retention agreements, charges, encumbrances or adverse claims, rights or proxies of any kind (“Liens”). None of the Exchanging Investors has, in whole or in part (other than pledges or security interests that an Exchanging Investor may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker, all of which will be terminated prior to Closing), (x) assigned, transferred, hypothecated, pledged, exchanged, submitted for conversion pursuant to the respective Indenture or otherwise disposed of any of its Exchanged Notes (other than to the Company pursuant hereto), or (y) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Exchanged Notes.

(d)         The execution, delivery and performance of this Agreement by the Undersigned and the performance by each Exchanging Investor with all provisions hereof and the consummation of the transactions contemplated hereby, will not (i) require any consent, approval, authorization or other order of, or registration or qualification with, any court or arbitrator or governmental or regulatory body or agency (except as may be required under the securities or Blue Sky laws of the various states), (ii) constitute a breach or violation of any of the terms or provisions of, or result in a default under, (x) the organizational documents of any of the Undersigned or any Exchanging Investor or (y) any material indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Undersigned or any of the Exchanging Investors is a party or by which the Undersigned or any Exchanging Investor is bound (including any investment mandate or policy, limited partner committee directive or similar restriction), or (iii) violate or conflict with any applicable law or any rule, regulation, judgment, decision, order or decree of any court or any governmental body or agency having jurisdiction over the Undersigned or any of the Exchanging Investors.

(e)          The Undersigned and each Exchanging Investor will comply with all applicable laws and regulations in effect necessary for each Exchanging Investor to consummate the transactions contemplated hereby and obtain any consent, approval or permission required for the transactions contemplated hereby and the laws and regulations of any jurisdiction to which the Undersigned and each such Exchanging Investor is subject, and the Company shall have no responsibility therefor.

(f)          The Undersigned and each Exchanging Investor acknowledges that no person has been authorized to give any information or to make any representation or warranty concerning the Company or the Exchange other than the information set forth herein in connection with the Undersigned’s and each Exchanging Investor’s examination of the Company and the terms of the Exchange and the Shares, and the Company does not take, and J. Wood Capital Advisors LLC (“Placement Agent”) does not take any responsibility for, and neither the Company nor the Placement Agent can provide any assurance as to the reliability of, any other information that others may provide to the Undersigned or any Exchanging Investor.

(g)          The Undersigned and each Exchanging Investor has such knowledge, skill and experience in business, financial and investment matters so that it is capable of evaluating the merits and risks with respect to the Exchange and an investment in the Shares. With the assistance of each Exchanging Investor’s own professional advisors, to the extent that the Exchanging Investor has deemed appropriate, such Exchanging Investor has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Shares and the consequences of the Exchange and this Agreement and the Exchanging Investor has made its own independent decision that the investment in the Shares is suitable and appropriate for the Exchanging Investor.  Each Exchanging Investor has considered the suitability of the Shares as an investment in light of such Exchanging Investor’s circumstances and financial condition and is able to bear the risks associated with an investment in the Shares.

(h)        The Undersigned and each Exchanging Investor confirms that it and each Exchanging Investor is not relying on any communication (written or oral) of the Company, the Placement Agent or any of their respective affiliates or representatives as investment advice or as a recommendation to acquire the Shares or the Cash Consideration in the Exchange. It is understood that information provided by the Company, the Placement Agent or any of their respective affiliates and representatives shall not be considered investment advice or a recommendation to participate in the Exchange, and that none of the Company, the Placement Agent or any of their respective affiliates or representatives is acting or has acted as an advisor to the Undersigned or any Exchanging Investor in deciding to participate in the Exchange.

(i)          The Undersigned and each Exchanging Investor confirms that the Company has not (i) given any guarantee, representation or warranty as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Shares or (ii) made any representation or warranty to the Undersigned or any Exchanging Investor regarding the legality of an investment in the Shares under applicable legal investment or similar laws or regulations. In deciding to participate in the Exchange, the Undersigned and each Exchanging Investor is not relying on the advice or recommendations of the Company and the Undersigned and each Exchanging Investor has made its own independent decision that the investment in the Shares is suitable and appropriate for it.

(j)          The Undersigned and each Exchanging Investor is familiar with the business and financial condition and operations of the Company and the Undersigned and each Exchanging Investor has had the opportunity to conduct its own investigation of the Company and the Shares. The Undersigned and each Exchanging Investor has had access to the SEC filings of the Company and such other information concerning the Company and the Shares as it deems necessary to enable it to make an informed investment decision concerning the Exchange.  The Undersigned and each Exchanging Investor has been offered the opportunity to ask such questions of the Company and its representatives and received answers thereto, as it deems necessary to enable it to make an informed investment decision concerning the Exchange.

(k)          The Undersigned and each Exchanging Investor is (i) an institutional “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act and it and any account (including for purposes of this Section 3(k), the Accounts) for which it is acting (for which it has sole investment discretion) is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act. The Undersigned and each Exchanging Investor agrees to furnish any additional information reasonably requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the Exchange.

(l)          The Undersigned and each Exchanging Investor is not, and has not been during the consecutive three month period preceding the date hereof and as of the Closing, will not be, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Company. To its knowledge, the applicable Exchanging Investor did not acquire any of the Exchanged Notes, directly or indirectly, from an Affiliate of the Company. Each Exchanging Investor beneficially owns and will beneficially own as of the Closing Date (but without giving effect to the Exchange) (a) less than 5% of the outstanding Common Stock of the Company (the “Units”) and (b) less than 5% of the aggregate number of votes that may be cast by holders of those outstanding securities of the Company that entitle the holders thereof to vote generally on all matters submitted to the Company’s stockholders for a vote. No Exchanging Investor is a subsidiary, Affiliate or, to its knowledge, otherwise closely-related to any director or officer of the Company (each such director or officer, a “Related Party”). To its knowledge, no Related Party beneficially owns 5% or more of the outstanding voting equity, or votes entitled to be cast by the outstanding voting equity, of the applicable Exchanging Investor.

(m)          Neither the Undersigned nor any Exchanging Investor is directly, or indirectly through one or more intermediaries, controlling or controlled by, or under direct or indirect common control with, the Company.

(n)          Each Exchanging Investor (including the Undersigned, if applicable) is acquiring the Shares solely for its own beneficial account (or for any account (including for purposes of this Section 3(n), the Accounts) for which it has sole investment discretion), for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Shares. The Undersigned and each Exchanging Investor understands that the offer and sale of the Shares have not been registered under the Securities Act or any state securities laws and are being issued without registration under the Securities Act by reason of specific exemption(s) under the provisions thereof which depend in part upon the investment intent of the Exchanging Investors and the accuracy of the other representations and warranties made by the Undersigned and each Exchanging Investor in this Agreement. The Undersigned and the Exchanging Investors understand that the Company and Placement Agent are each relying upon the representations, warranties and agreements contained in this Agreement (and any supplemental information provided to the Company and Placement Agent by the Undersigned or the Exchanging Investors) for the purpose of determining whether this transaction meets the requirements for such exemption(s) and to issue the Shares without legends as set forth herein.

(o)          The Undersigned and each Exchanging Investor acknowledges and agrees that the terms of the Exchange have been mutually negotiated between the Undersigned (on behalf of the Exchanging Investors) and the Company.  The Undersigned and each Exchanging Investor was given a meaningful opportunity to negotiate the terms of the Exchange.

(p)          The Undersigned and each Exchanging Investor acknowledges and agrees that it had a sufficient amount of time to consider whether to participate in the Exchange and that neither the Company nor the Placement Agent has placed any pressure on the Undersigned or any Exchanging Investor to respond to the opportunity to participate in the Exchange.  The Undersigned and each Exchanging Investor acknowledges and agrees that it did not become aware of the Exchange through any form of general solicitation or advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act or otherwise through a “public offering” within the meaning of Section 4(a)(2) of the Securities Act, nor did it receive any such general solicitation, advertising or public offering with respect to the Exchange, the Notes, the Shares or the Company.

(q)          The Undersigned and each Exchanging Investor acknowledges it and each Exchanging Investor understands that the Company intends to pay the Placement Agent a fee in respect of the Exchange.  No broker, investment banker, finder or other person has been retained by or authorized to act on behalf of the Undersigned or any Exchanging Investor in connection with the transactions contemplated hereby, and no commission or other remuneration has been paid or given directly or indirectly by or on behalf of the Investor in connection therewith.

(r)          The Undersigned will, upon request, execute and deliver, for itself and on behalf of any Exchanging Investor, any additional documents deemed by the Company and the Trustee or the transfer agent to be reasonably necessary to complete the transactions contemplated by this Agreement.

(s)          No later than one (1) business day after the date hereof, the Undersigned shall deliver in writing to the Company settlement instructions substantially in the form of Exhibit B attached to this Exchange Agreement for each of the Exchanging Investors.

(t)          The Investor acknowledges that the Company may issue appropriate stop-transfer instructions to its transfer agent, if any, and may make appropriate notations to the same effect in its books and records to ensure compliance with the provisions of this Section 3.

(u)          The Undersigned and each Exchanging Investor acknowledges and agrees that the Placement Agent has not acted as a financial advisor or fiduciary to the Undersigned or any Exchanging Investor and that the Placement Agent and its respective directors, officers, employees, representatives and controlling persons have no responsibility for making, and have not made, any independent investigation of the information contained herein or in the Company’s SEC filings and make no representation or warranty to the Undersigned or any Exchanging Investor, express or implied, with respect to the Company, the Exchanged Notes or the Shares or the accuracy, completeness or adequacy of the information provided to the Undersigned or any Exchanging Investor (if any) or any other publicly available information, nor shall any of the foregoing persons be liable for any loss or damages of any kind resulting from the use of the information contained therein or otherwise supplied to the Undersigned or any Exchanging Investor.

(v)          The Company and its agents shall be entitled to deduct and withhold from any consideration payable pursuant to this Agreement such amounts as may be required to be deducted or withheld under applicable law, and shall be provided with a Form W-9 or the appropriate series of Form W-8, in order to establish whether any Exchanging Investor is entitled to an exemption from (or reduction in the rate of) withholding.  To the extent any such amounts are withheld and remitted to the appropriate taxing authority, such amounts shall be treated for all purposes as having been paid to the Exchanging Investor to whom such amounts otherwise would have been paid.

(w)          The Undersigned and each Exchanging Investor acknowledges and understands that at the time of the Closing, the Company may be in possession of material non-public information not known to the Undersigned or any Exchanging Investor that may impact the value of the Notes, including the Exchanged Notes, and the Shares (“Information”) that the Company has not disclosed to the Undersigned or any Exchanging Investor. The Undersigned and each Exchanging Investor acknowledges and agrees that it has not relied upon the non-disclosure of any such Information for purposes of making its decision to participate in the Exchange. The Undersigned and each Exchanging Investor understands, based on its experience, the disadvantage to which the Undersigned and each Exchanging Investor is subject due to the disparity of information between the Company, on the one hand, and the Undersigned and each Exchanging Investor, on the other hand. Notwithstanding this, the Undersigned and each Exchanging Investor has deemed it appropriate to participate in the Exchange. The Undersigned and each Exchanging Investor agrees that the Company and its directors, officers, employees, agents, stockholders and affiliates shall have no liability to the Undersigned or any Exchanging Investor or their respective beneficiaries whatsoever due to or in connection with the Company’s use or non-disclosure of the Information or otherwise as a result of the Exchange, and the Undersigned and each Exchanging Investor hereby irrevocably waives any claim that it or any Exchanging Investor might have based on the failure of the Company to disclose the Information.

(x)          The Undersigned and each Exchanging Investor acknowledges and understands that no federal, state, local or foreign agency has passed upon the merits or risks of an investment in the Shares or made any finding or determination concerning the fairness or advisability of this investment.

(y)          The operations of the Undersigned and each Exchanging Investor have been conducted in material compliance with the applicable rules and regulations administered or conducted by the U.S. Department of Treasury Office of Foreign Assets Control (“OFAC”), the applicable rules and regulations of the Foreign Corrupt Practices Act (“FCPA”) and the applicable Anti-Money Laundering (“AML”) rules in the Bank Secrecy Act. The Undersigned has performed due diligence necessary to reasonably determine that each Exchanging Investor is not named on the lists of denied parties or blocked persons administered by OFAC, resident in or organized under the laws of a country that is the subject of comprehensive economic sanctions and embargoes administered or conducted by OFAC (“Sanctions”), are not otherwise the subject of Sanctions and have not been found to be in violation or under suspicion of violating OFAC, FCPA or AML rules and regulations.

(z)          The Undersigned and each Exchanging Investor acknowledges and agrees that it has not disclosed, and will not disclose, to any third party any information regarding the Company or the Exchange, and that it has not transacted, and will not transact, in any securities of the Company, including, but not limited to, any hedging transactions, from the time the Holder was first contacted by the Company or the Placement Agent with respect to the Transactions until after the confidential information (as described in the confirmatory email received by the Holder from the Placement Agent (the “Wall Cross Email”)) is made public.

(aa)          If the Undersigned is exchanging any Exchanged Notes and acquiring the Shares as a fiduciary or agent for one or more accounts (including for purposes of this Section 3(aa), the Accounts which are Exchanging Investors), it represents that (i) it has sole investment discretion with respect to each such account, (ii) it has full power to make the foregoing representations, warranties and covenants on behalf of such account and (iii) it has contractual authority with respect to each such account.

(bb)          The Undersigned and each Exchanging Investor understands and agrees that the Company, the Placement Agent and others will rely upon the truth and accuracy of the foregoing representations, warranties and covenants and agrees that if any of the representations and warranties deemed to have been made by it or the Exchanging Investors by their participation in the transactions contemplated by this Agreement and acquisition of the Shares are no longer accurate, the Undersigned and the applicable Exchanging Investor shall promptly notify the Company and the Placement Agent. The Undersigned and each Exchanging Investor understands and agrees that, unless and except to the extent the Undersigned or an Exchanging Investor notifies the Company in writing to the contrary before the Closing, each of the Undersigned’s and Exchanging Investors’ representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing.

4.          Conditions to Obligations of the Undersigned, the Exchanging Investors and the Company. The obligations of the Undersigned and the Exchanging Investor under this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions precedent: (a) the representations and warranties of the Company contained in Section 1 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing and (b) no provision of any applicable law or any judgment, ruling, order, writ, injunction, award or decree of any governmental authority shall be in effect prohibiting or making illegal the consummation of the transactions contemplated by this Agreement.The obligations of the Company under this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions precedent: (x) the representations and warranties of the Undersigned and the Exchanging Investors contained in Section 2 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing and (y) no provision of any applicable law or any judgment, ruling, order, writ, injunction, award or decree of any governmental authority shall be in effect prohibiting or making illegal the consummation of the transactions contemplated by this Agreement.

5.          Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be modified, changed or discharged, except by an instrument in writing, signed by the Company and the Undersigned.

6.          Assignability. No person shall assign this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof or, in the case of the Exchanging Investors, any of the Exchanged Notes held by such Exchanging Investors, without the prior written consent of the Company (in the case of assignment Undersigned or any Exchanging Investor), or the applicable Exchanging Investor (in the case of assignment by the Company).

7.          Waiver of Jury Trial. EACH OF THE COMPANY AND THE UNDERSIGNED (ON BEHALF OF ITSELF AND EACH EXCHANGING INVESTOR) HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

8.          Governing Law. This Agreement, its negotiation and any related disputes shall in all respects be governed by and construed in accordance with the laws of the State of New York, without giving effect to such state’s rules concerning conflicts of laws that might provide for any other choice of law.

9.          Submission to Jurisdiction.  Each of the Company and the Undersigned (on behalf of itself and each Exchanging Investor): (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted exclusively in the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York; (b) waives any objection that it may now or hereafter have to the venue of any such suit, action or proceeding; and (c) irrevocably consents to the jurisdiction of the aforesaid courts in any such suit, action or proceeding.  Each of the Company and the Undersigned (on behalf of itself and each Exchanging Investor) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

10.          Venue.  Each of the Company and the Undersigned (on behalf of itself and each Exchanging Investor) irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 8. Each of the Company and the Undersigned (on behalf of itself and each Exchanging Investor)  irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

11.          Service of Process.  Each of the Company and the Undersigned (on behalf of itself and each Exchanging Investor) irrevocably consents to service of process in the manner provided for notices in Section 11. Nothing in this Agreement will affect the right of the Company or the Undersigned (on behalf of itself and each Exchanging Investor)  to serve process in any other manner permitted by law.

12.          Notices. All notices and other communications to the Company provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally, sent by prepaid overnight courier (providing written proof of delivery) or sent by confirmed facsimile transmission or electronic mail and will be deemed given on the date so delivered (or, if such day is not a business day, on the first subsequent business day) to the following addresses, or in the case of the Undersigned and each Exchanging Investor, the address provided on its signature page or Exhibit B attached to this Exchange Agreement (or such other address as the Company or the Undersigned shall have specified by notice in writing to the other):

If to the Company:

Helix Energy Solutions Group, Inc.
3505 West Sam Houston Parkway North, Suite 400
Houston, Texas 77043
Attention: Erik Staffeldt; Ken Neikirk; Brent Arriaga
Email: estaffeldt@helixesg.com; kneikirk@helixesg.com; barriaga@helixesg.com with a copy to (which shall not constitute notice):

Baker Botts L.L.P.
910 Louisiana Street
Houston, Texas 77002
Attention: Travis J. Wofford
Email: travis.wofford@bakerbotts.com

13.          Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the Company, the Undersigned and each Exchanging Investor and their respective heirs, legal representatives, successors and assigns. This Agreement constitutes the entire agreement between the Company, the Undersigned and each Exchanging Investor with respect to the subject matters hereof. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts (including by facsimile or other electronic means, including telecopy, email or otherwise), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile or other transmission (e.g., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

14.          Notification of Changes. After the date of this Agreement, each of the Company and the Investor hereby covenants and agrees to notify the other upon the occurrence of any event prior to the Closing of the Exchange pursuant to this Agreement that would cause any representation, warranty or covenant of the Company or the Investor, as the case may be, contained in this Agreement to be false or incorrect.

15.          Reliance by Placement Agent.  Placement Agent may rely on each representation and warranty of the Company and the Investor made herein or pursuant to the terms hereof with the same force and effect as if such representation or warranty were made directly to such Placement Agent.  Placement Agent shall be a third-party beneficiary of this Agreement to the extent provided in this Section 14.

16.          Severability. If any term or provision of this Agreement (in whole or in part) is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

17.          Survival.  The representations and warranties of the Company and the Investor contained in this Agreement or made by or on behalf of the Exchanging Investors pursuant to this Agreement shall survive the consummation of the transactions contemplated hereby.

18.          Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned (a) by mutual agreement of the Company and the Investor in writing or (b) by either the Company or the Investor if the conditions to such party’s obligations set forth herein have not been satisfied (unless waived by the party entitled to the benefit thereof), and the Closing has not occurred on or before December 31, 2023 without liability of either the Company or the Investor or the Exchanging Investors, as the case may be; provided that neither the Company nor the Investor shall be released from liability hereunder if the Agreement is terminated and the transactions abandoned by reason of the failure of such person, as the case may be, to have performed its obligations hereunder. Except as provided above, if this Agreement is terminated and the transactions contemplated hereby are not concluded as described above, the Agreement will become void and of no further force and effect.

19.          Taxation. The Company and its agents shall be entitled to deduct and withhold from any consideration payable pursuant to this Agreement such amounts as may be required (as determined by the Company in good faith) to be deducted or withheld under applicable law. Without limiting the generality of the foregoing, in the event that any Exchanging Investor:

(a) is a “United States person” (as defined in Section 7701(a) of the Internal Revenue Code of 1986, as amended (the “Code”)), such Exchanging Investor shall deliver to the Company, at least two (2) business days prior to Closing, an accurately completed and duly executed IRS Form W-9 certifying that such Exchanging Investor is exempt from backup withholding or

(b) is not a “United States person” (as defined in Section 7701(a) of the Code), such Exchanging Investor shall deliver to the Company, at least two (2) business days prior to Closing, either

(i) in the case of such an Exchanging Investor that is the beneficial owner of the Notes, (A) a completed and duly executed IRS Form W-8BEN, IRS Form W-8ECI or W-8BEN-E, as applicable, attesting to such Exchanging Investor’s foreign status and certain other information, including information establishing any exemption from withholding under Sections 1471 through 1474 of the Code (the “Foreign Attestations”) and (B) a Form of Tax Certificate, if applicable, substantially in the form of Exhibit C or

(ii) in the case of such an Exchanging Investor that is not the beneficial owner of the Notes, (A) a completed and duly executed IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members: (x) an IRS Form W-8BEN, IRS Form W-8ECI or IRS Form W-8BEN-E, as applicable, attesting to the Foreign Attestations or an IRS Form W-9, or (y) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN, IRS Form W-8ECI or IRS Form W-8BEN-E, as applicable, attesting to the Foreign Attestations or an IRS Form W-9, and (z) a Form of Tax Certificate, if applicable, substantially in the form of Exhibit C.

To the extent any amounts are withheld and remitted to the appropriate taxing authority (including, for the avoidance of doubt, due to the failure of an Exchanging Investor to comply with the obligations set forth in this Section 19), such amounts shall be treated for all purposes of this Agreement as having been paid to the applicable Exchanging Investor to whom such amounts otherwise would have been paid. If the Company or its agents had a duty to withhold taxes or other amounts under applicable law in connection with any payment or delivery made to the applicable Exchanging Investor under this Agreement due to the failure of such Exchanging Investor to provide the properly completed tax forms under this Section 19, but the Company or its agent failed to withhold and such taxes or other amounts were assessed against and paid by the Company or its agent, then such Exchanging Investor will indemnify and hold harmless the Company or its agent, as applicable, from and against such taxes or other amounts (including interest and penalties). Any forms, certificates and other documents required to be delivered to the Company pursuant to this Section 19 shall be delivered via electronic mail to each of the individuals at the Company named in Section 12  at least two (2) business days prior to Closing.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,

HELIX ENERGY SOLUTIONS GROUP, INC.

By
Name:
Title:

Please confirm that the foregoing correctly sets forth the agreement between the Company and the Investor by signing in the space provided below for that purpose.

AGREED AND ACCEPTED:

Investor:
[_____________],
in its capacity as described in the first paragraph hereof

By
Name:
Title:

EXHIBIT A
Exchanging Investor Information

Exchanging Investor	Aggregate Principal Amount of Exchanged Notes	Cash Consideration	Shares

Determination of Cash Consideration deliverable at Closing

Cash Consideration = the Total Value minus the Shares Value

Total Value = the product of (i) the Exchanged Note Value, plus $[the accrued and unpaid interest of one Exchanged Note to, but not including, December [●], 2023], multiplied by (ii) the Bond Factor

Shares Value = the product of (i) the number of Shares set forth above for such Exchanging Investor, multiplied by (ii) the Average VWAP

“Exchanged Note Value” = the sum of (i) $[Anchor Bond Price], plus (ii) the product (which may be a negative number) of (x) the Average VWAP minus $[Anchor Stock Price], multiplied by (y) [Investor Delta], multiplied by (z) 143.3795.

“Bond Factor” = the quotient of (i) the Aggregate Principal Amount of Exchanged Notes set forth above for such Exchanging Investor, divided by (ii) $1,000

“Average VWAP” = the arithmetic average of the Daily VWAPs during the Reference Period

For purposes of the above formula:

“Business Day” is a day other than a Legal Holiday.

“Closing Sale Price” on any date means the per share price of the Common Stock on such date, determined (i) on the basis of the closing per share sale price (or if no closing per share sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on such date on the principal U.S. national or regional securities exchange on which shares of Common Stock are listed; or (ii) if shares of Common Stock are not listed on a U.S. national or regional securities exchange, as reported by OTC Markets Group Inc. or a similar organization; provided, however, that in the absence of any such report or quotation, the “Closing Sale Price” shall be the price determined by a nationally recognized independent investment banking firm retained by the Company for such purpose as most accurately reflecting the per share price that a fully informed buyer, acting on his own accord, would pay to a fully informed seller, acting on his own accord, in an arms-length transaction, for a share of Common Stock.

“Daily VWAP” means, for each Trading Day (as defined below) in the Reference Period, the per share volume-weighted average price of the Shares as displayed under the heading “Bloomberg VWAP” on Bloomberg page “HLX <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the Closing Sale Price (as defined above) on such day). The “Daily VWAP” will be determined without regard to pre- or after-hours trading or any other trading outside of the regular trading session trading hours.

“Legal Holiday” is a Saturday, a Sunday or a day on which banking institutions are not required to be open in the City of New York, in the State of New York.  If a payment date is a Legal Holiday, payment may be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on that payment for the intervening period.

“Market Disruption Event” means (i) a failure by the primary United States national or regional securities exchange or market on which shares of Common Stock or the relevant securities are listed or admitted to trading to open for trading during its regular trading session or (ii) the occurrence or existence prior to 1:00 p.m., New York City time, on any Scheduled Trading Day for shares of Common Stock or the relevant securities for more than one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant stock exchange or otherwise) in shares of Common Stock (or the relevant securities) or in any options contracts or future contracts relating to shares of Common Stock (or the relevant securities).

“Reference Period” means the period of [____] consecutive Trading Days commencing on the first Trading Day immediately after the date hereof.

“Scheduled Trading Day” means, with respect to shares of Common Stock or any other security, a day that is scheduled to be a Trading Day on the primary United States national securities exchange or market on which shares of Common Stock or the relevant securities are listed or admitted for trading. If shares of Common Stock or the relevant securities are not so listed or admitted for trading, “Scheduled Trading Day” means any Business Day.

“Trading Day” means, with respect to shares of Common Stock or any other security, a day during which (i) trading in shares of Common Stock or such other security generally occurs, and (ii) a Market Disruption Event has not occurred; provided that if shares of Common Stock or such other security is not listed for trading or quotation on or by any exchange, bureau or other organization, “Trading Day” shall mean any Business Day.

C-2

EXHIBIT B

Exchanging Investor:

Investor Address:

Telephone:

Country of Residence:

Taxpayer Identification Number:

Account for Shares:

DTC Participant Number:
DTC Participant Name:
DTC Participant Phone Number:
DTC Participant Contact Email:
FFC Account #:
Account # at Bank/Broker:

Account for Notes:

DTC Participant Number:
DTC Participant Name:
DTC Participant Phone Number:
DTC Participant Contact Email:
FFC Account #:
Account # at Bank/Broker:

Wire instructions for Cash Consideration:

Bank Name:
Bank Address:
ABA Routing #:
Account Name:
Account Number:
FFC Account Name:
FFC Account #:
Contact Person:

Exchanging Investor Address:

Telephone:

Country of Residence:

Taxpayer Identification Number:

Exchange Procedures
NOTICE TO INVESTOR

Attached are the Exchange Procedures for the settlement of the exchange of 6.75% Convertible Senior Notes due 2026, CUSIP 42330P AK3 (the “Exchanged Notes”) of Helix Energy Solutions Group, Inc., a Minnesota corporation (the “Company”), for the Cash Consideration and the Shares (as defined in and pursuant to the Exchange Agreement between you and the Company), which is expected to occur on or about December [●], 2023.  To ensure timely settlement for the Shares, please follow the instructions as set forth below.

These instructions supersede any prior instructions you received.  Your failure to comply with these instructions may delay your receipt of the Shares.

If you have any questions, please contact Edward Collins of J. Wood Capital Advisors LLC at 408-691-8384.

To deliver Exchanged Notes:

You must post, no later than 9:00 a.m, New York City time, a withdrawal request for the Exchange Notes through the DTC via DWAC.  It is important that this instruction be submitted and the DWAC posted on December [●], 2023.

To receive Exchange Consideration:

To Receive Shares:  You must direct your eligible DTC participant through which you wish to hold a beneficial interest in the Shares to be issued upon exchange to post on December [●], 2023 no later than 9:00 a.m., New York City time, a one-sided deposit instruction through DTC via DWAC for the Shares deliverable in respect of the Exchanged Notes.  It is important that this instruction be submitted and the DWAC posted on December [●], 2023.

The DTC Participant number of Equiniti Trust Company, the Transfer Agent and Registrar for the Common Stock, is: 2665.

To Receive Cash Consideration:  You must provide valid wire instructions to the Company and deliver the applicable principal amount of Exchanged Notes provided in the Exchange Agreement. You will then receive the Cash Consideration from the Company on the Closing Date.

You must comply with both procedures described above in order to complete the Exchange and to receive the Cash Consideration and the Shares in respect of the Exchanged Notes.

Closing:  December [●], 2023, after the Company receives your delivery instructions as set forth above and a withdrawal request in respect of the Exchanged Notes has been posted as specified above, and subject to the satisfaction of the conditions to Closing as set forth in the Exchange Agreement, the Company will deliver the applicable Exchange Consideration in respect of the Exchanged Notes in accordance with the delivery instructions above and the Exchange Agreement.

EXHIBIT C

Portfolio Interest Tax Certificate

Reference is made to the Purchase Agreement, dated as of December [●], 2023, by and between [●], for itself and on behalf of the beneficial owners listed on Exhibit A thereto,  and Helix Energy Solutions Group, Inc., a Minnesota corporation (the “Company”) (the “Agreement”). Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement. [●] (the “Non-U.S. Holder”) is providing this certificate pursuant to Section 19 of the Agreement.  The Non-U.S. Holder hereby represents and warrants that:

1.
The Non-U.S. Holder is not a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), is the sole record and beneficial owner of the Exchanged Notes in respect of which it is providing this certificate and has furnished the Company with either (x) an IRS Form W-8BEN or W-8BEN-E or (y) an IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E.

2.
The Non-U.S. Holder: (a) is not a “bank” for purposes of Section 881(c)(3)(A) of the Code, (b) is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and (c) has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements.

3.	The Non-U.S. Holder is not a “10-percent shareholder” of the Company within the meaning of Section 881(c)(3)(B) of the Code.

4.	The Non-U.S. Holder is not a “controlled foreign corporation” receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

5.	The Non-U.S. Holder’s office address is the address set forth in the applicable IRS Form W-8 provided to the Company by the Non-U.S. Holder.

6.	The Non-U.S. Holder shall promptly notify the Company in writing in accordance with the Agreement if any of the representations and warranties made herein are no longer true and correct.

For purposes of the foregoing representations numbered 2, 3 and 4, if the Non-U.S. Holder provided the Company with an IRS Form W-8IMY, then references to the “Non-U.S. Holder” shall be deemed to also include the Non-U.S. Holder’s direct or indirect partners/members.